================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 18, 2004
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                             VALUEVISION MEDIA, INC.
                ------------------------------------------------
                    (Exact Name of Registrant as Specified in
                                  its Charter)


       MINNESOTA                      0-20243                     41-1673770
------------------------      ------------------------        ----------------
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

          6740 SHADY OAK ROAD
        EDEN PRAIRIE, MINNESOTA                                   55344-3433
---------------------------------------                           ----------
(Address of principal executive offices)                          (Zip Code)

                        Telephone Number: (952) 943-6000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

            99    Press Release dated May 18, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 18, 2004 the registrant issued a press release discussing its results of operations and financial condition for its first fiscal quarter ended April 30, 2004. A copy of the press release is furnished as Exhibit 99 hereto.

      The registrant defines EBITDA as operating income (loss) for the respective periods excluding depreciation and amortization expense, other non-operating income (expense), and income taxes. The registrant's management views EBITDA as an important alternative operating performance measure because it is commonly used by analysts and institutional investors in analyzing the financial performance of companies in the broadcast and television home shopping sectors. However, EBITDA should not be construed as an alternative to operating income or to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) and should not be construed as a measure of liquidity. EBITDA, as presented, may not be comparable to similarly entitled measures reported by other companies.

      The registrant's management uses EBITDA to evaluate operating performance and as a measure of performance for incentive compensation purposes.

      For the quarter ended April 30, 2004, Exhibit 99 states that the net loss for such quarter was $7.9 million. EBITDA for such quarter, which excludes depreciation and amortization expense, other non-operating income and income taxes, was $(3.4) million. The difference between these measures includes $(4.8) million of depreciation and amortization expense and $.3 million of other non-operating income. For the quarter ended April 30, 2003, Exhibit 99 states that net income for such quarter was $.5 million. EBITDA for such quarter, which excludes depreciation and amortization expense, other non-operating income and income taxes, was $4.4 million. The difference between these measures includes $(4.3) million of depreciation and amortization expense and $.4 million of other non-operating income.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2004                        VALUEVISION MEDIA, INC.


                                          By /s/ Nathan E. Fagre
                                             ----------------------------------
                                             Nathan E. Fagre
                                             Senior Vice President,
                                             General Counsel and Secretary

                                  EXHIBIT INDEX

No.    Description                                          Manner of Filing
---    -----------                                          ----------------
99     Press Release dated May 18, 2004..................   Filed Electronically